EXHIBIT 10.6

                    LEASE EXTENSION AND AMENDMENT AGREEMENT

         THIS AGREEMENT entered into as of the 1st day of June, 2005, by and between THE LAS OLAS COMPANY, INC. ("Lessor") and video Without Boundaries, Inc.

                              W I T N E S S E T H:

         WHEREAS, Lessor and Lessee did enter into the Las Olas Business Property Lease dated the 13th day of April, 2004 for the premises located at 888 East Las Olas Boulevard, Suite 710, Fort Lauderdale, Florida 33301 (the "Lease"); and

         WHEREAS, Lessor and Lessee desire to extend the term of the Lease and amend certain provisions thereof.

         NOW, THEREFORE, for good and valuable consideration, Lessor and Lessee do hereby agree as follows:

         1. The term of the Lease is hereby extended for a period of one (1) year, with the Extended Term commencing on the 1st day of June, 2005, and ending at midnight on the 31st day of May, 2006 (hereinafter called "the Extended Term").

         2. The Minimum Rent for the Extended Term shall be in the amount of $59,903.00 payable in monthly installments of $4,991.92 each in advance and without demand on the first day of each and every month of the Extended Lease Term hereunder beginning with the month of June, 2005.

         3. All other terms and provisions of the Lease not specifically amended herein are hereby ratified and confirmed and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.

Signed, sealed and delivered              LESSOR:
in the presence of:                       THE LAS OLAS COMPANY, INC., a
                                          Florida Corporation

Witness: /s/ [ILLEGIBLE]                  By: /s/ [ILLEGIBLE]
         ------------------------             ----------------------------------
                                          Its: President

                                          LESSEE:
                                          VIDEO WITHOUT BOUNDARIES, INC.

Witness: /s/ {ILLEGIBLE]                  By: /s/ Jeffrey Harrell
         -------------------------            ----------------------------------
                                          Its: President & CEO